EXHIBIT 10.61

FIRST AMENDMENT OF
PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT OF PURCHASE AND SALE CONTRACT (this “Amendment”) is entered into effective as of the  1st day of May, 2008, by and between CCIP LOFT, L.L.C., a Delaware limited partnership, having an address at c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and NORTHVIEW REALTY GROUP, INC., a Canadian corporation, having an address at 550 Sherbrooke, Suite 1480, Montreal, QC, Canada, H3A189 (“Purchaser”).

RECITALS

A.

Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of March 20, 2008 (the “Contract”), regarding real property located in Wake County, North Carolina and more particularly described in the Contract.

B.

The Contract was previously terminated by Purchaser pursuant to the terms thereof and Purchaser and Seller now desire to reinstate the Contract and make other modifications and clarifications to the Contract subject to the terms and conditions described below.

C.

All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

AGREEMENTS

1.

Reinstatement.  The Contract is hereby reinstated.  The Contract, as reinstated and modified hereby, shall be in full force and effect as though there had been no termination thereof.

2.

Feasibility Period.  Section 3.1 of the Contract is hereby amended by deleting the first provision in Section 3.1 and inserting in lieu thereof the following:

“Subject to the terms of Sections 3.3 and 3.4 and the rights of Tenants under the Leases, from the Effective Date to and including May 9, 2008 (the “Feasibility Period”), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, “Consultants”) shall have the right from time to time to enter onto the Property:”

3.

Closing Date.

(a)

Section 5.1 of the Contract is hereby amended by deleting the first sentence of Section 5.1 and inserting in lieu thereof the following:

“The Closing shall occur on May 29, 2008 (the “Closing Date”) through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.”

(b)

Section 5.1 of the Contract is hereby further amended by deleting the second sentence of Section 5.1 which reads:

“Notwithstanding the foregoing to the contrary, Purchaser and Seller will use reasonable efforts to attempt to consummate the Closing on or before April 30, 2008.”

4.

Effectiveness of Contract.  As modified hereby, the Contract is hereby reinstated, ratified, confirmed and approved by the Purchaser and Seller in all respects, and shall remain in full force and effect in accordance with the terms and conditions thereof as hereby modified.

5.

Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

6.

Telecopied Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, SELLER AND PURCHASER HAVE ENTERED INTO THIS FIRST AMENDMENT AS OF THE DATE FIRST ABOVE STATED.

Seller:

CCIP LOFT, L.L.C.,
a Delaware limited liability company

By:

CONSOLIDATED CAPITAL
INSTITUTIONAL PROPERTIES,
a California limited partnership,
its member

By:

CONCAP EQUITIES, INC.,
a Delaware corporation,
its general partner

By:  /s/ Brian J. Bornhorst
Name:  Brian J. Bornhorst
Title:  Vice President

Purchaser:

NORTHVIEW REALTY GROUP, INC.,
a Canadian corporation

By:  /s/ Doug Reim

Name:  Doug Reim

Title:  President